UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE QUANTUM GROUP, INC.

(Name of Registrant as Specified In Its Charter)

______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

THE QUUANTUM GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 1, 2008

To the Stockholders of The Quantum Group, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of The Quantum Group, Inc., a Nevada corporation (the “Company”), will be held on August 1, 2008 at Rosen Shingle Creek Resort, 9939 Universal Boulevard, Orlando, FL 32819, (407) 996-9939 at 9:00 a.m. Eastern Daylight Savings Time, for the following purposes:

1.

To elect directors, each to serve until the next Annual Meeting of stockholders or until their successor is duly elected and qualified;

2.

To ratify the appointment of Daszkal Bolton LLP as independent auditors of the Company for the fiscal year ending October 31, 2008;

3.

To approve the 2007 Equity Incentive Plan; and

4.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All stockholders are cordially invited to attend the Annual Meeting; however, only stockholders of record at the close of business on June 19, 2007 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A complete list of these stockholders will be open for the examination of any stockholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting. The list will also be available for the examination of any stockholder of record present at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3.

By Order of the Board of Directors

Noel J. Guillama
Chairman and President

June 19, 2008

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

THE QUANTUM GROUP, INC.

3420 Fairlane Farms Road, Suite C

Wellington, Florida 33414

____________________________________

PROXY STATEMENT

for Annual Meeting of Stockholders to be held

on

August 1, 2008

____________________________________

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me This Proxy Statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of The Quantum Group, Inc., a Nevada corporation, for use at the Annual Meeting of its stockholders to be held on August 1, 2008, at Rosen Shingle Creek Resort, 9939 Universal Boulevard, Orlando, FL 32819, (407) 996-9939 at 9:00 a.m. Eastern Daylight Savings Time, and at any adjournments or postponements of the Annual Meeting. This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided. The terms “Quantum,” “Company,” “we,” or “our” refer to The Quantum Group, Inc.

What Proposals Will Be Addressed At The Annual Meeting?

We will address the following proposals at the Annual Meeting:

1.

Election of directors, each to serve until the next Annual Meeting of stockholders or until their successor is duly elected and qualified;

2.

Ratification of the appointment of Daszkal Bolton LLP as independent auditors of the Company for the fiscal year ending October 31, 2008;

3.

Approval of the 2007 Equity Incentive Plan; and

4.

Transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who May Vote On These Proposals?

We will send this proxy statement, the attached Notice of Annual Meeting and the enclosed proxy card on or about June 27, 2008 to all stockholders as of June 19, 2008 (the “Record Date”). Stockholders who owned shares of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting in all matters properly brought before the Annual Meeting. On the Record Date, we had 8,895,474 shares of issued and outstanding common stock entitled to vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting. Our Bylaws do not permit cumulative voting.

Why Would the Annual Meeting Be Postponed?

The Annual Meeting will be postponed if a quorum is not present on August 1, 2008. A majority of the outstanding shares of our common stock, represented in person or by proxy, will constitute a quorum, but in no event shall a quorum consist of less than one-third of the shares entitled to vote at the meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for the Annual Meeting.

The Inspector of Elections will determine whether or not a quorum is present at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained. Abstentions and broker non-votes are treated as shares present or represented at the meeting, but are not counted as votes cast. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purposes of determining existence of a quorum at the Annual Meeting.

How Do I Vote By Proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.

FOR the election of the Board nominees;

2.

FOR the ratification of the appointment of Daszkal Bolton LLP; and

3.

FOR the approval of the 2007 Equity Incentive Plan.

If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How Do I Vote in Person?

If you plan to attend the Annual Meeting and vote in person on August 1, 2008, or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.

You may send in another proxy with a later date.

2.

You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.

You may vote in person at the Annual Meeting.

What Vote Is Required to Approve Each Proposal?

Proposal 1:   Election of Directors.

A director nominee will be elected if the votes cast for such nominee exceed the votes against him or her. Our Bylaws do not permit cumulative voting on this or any other matter.

Proposal 2:  Ratification of Independent Auditors.

This proposal will be approved if the votes cast for the matter exceed the votes cast against the matter.

Proposal 3:  Approval of the 2007 Equity Incentive Plan.

This proposal will be approved if the votes cast for the matter exceed the votes cast against the matter.

Are There Any Rights of Appraisal?

The Board is not proposing any action for which the laws of the State of Nevada, our Certificate of Incorporation or our Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

Who Bears the Cost of Soliciting Proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.

Where Are the Principal Executive Offices of Quantum?

Our principal executive offices are located at 3420 Fairlane Farms Road, Suite C, Wellington, Florida 33414 and our telephone number is (561) 798-9800.

How Can I Obtain Additional Information about Quantum?

We will, upon written request of any stockholder, furnish without charge a copy of our Annual Report on Form 10-KSB for the year ended October 31, 2007, as filed with the Securities and Exchange Commission or SEC, without exhibits. Please address all such requests to The Quantum Group, Inc., 3420 Fairlane Farms Road, Suite C, Wellington, Florida 33414, Attention: Corporate Secretary. Exhibits to the Form 10-KSB will be provided upon written request and payment of an appropriate processing fee.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Quantum, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

INFORMATION ABOUT QUANTUM STOCK OWNERSHIP

Which Stockholders Own at least 5% of Quantum? How Much Stock is Owned by Directors and Executive Officers?

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date for: (a) each person known by us to own beneficially more than 5% of our of common stock; (b) each of our directors; (c) each of our executive officers; and (d) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the SEC rules and generally includes voting or investment power with respect to securities. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of the date of this proxy statement are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated below, to our knowledge, all persons and entities listed below have sole voting and investment power over their shares of common stock, except to the extent that individuals share authority with spouses under applicable law. Unless otherwise indicated below, the address for the persons and entities listed below is 3420 Fairlane Farms Road, Suite C, Wellington, Florida 33414.

Name/Address of Beneficial Owner	Amount/Nature of Beneficial Ownership of Common Stock (1)	Percentage of Beneficial Ownership (1)

Noel J. Guillama (2)	1,232,813	12.80%

Donald B. Cohen(3)	221,425	2.45%

Susan Darby Guillama (2)	98,110	1.10%

James D. Baker (4)(11)	22,323	*

Mark Haggerty (7)(11)	24,123	*

Michael Rosenbaum (8)	13,385	*

Jose de la Torre (5)	12,533	*

Alberto Del Valle (6)	10,826	*

Lawrence B. Fisher (6)	10,826	*

Gregg M. Steinberg (9)(11)	240,807	2.67%

High Capital Funding LLC (10)	1,280,904	12.59%
333 Sandy Springs Circle, Suite 230 Atlanta, GA 30328

Directors and Executive Officers	1,889,171
Officers, as a group (10 persons)

———————

*

Less than 1% of outstanding shares.

(1)

Based upon 8,895,474 shares of common stock outstanding on the Record Date, and including, with respect to each individual holder, rights to acquire shares of common stock exercisable within 60 days.

(2)

Mrs. Guillama is the spouse of Mr. Guillama. Mr. Guillama’s beneficial ownership of 12.80% includes (a) 432,681 shares of common stock held by Mr. Guillama; (b) 20,804 shares of common stock held by Guillama Family Holdings, Inc.; (c) 40,000 shares of common stock held by Guillama, Inc.; (d) 8,000 shares of common stock issuable upon the exercise of options at $10.00 per share; (e) 24,000 shares of common stock issuable upon the exercise of options at $12.50 per share; (f) 160,000 shares of common stock issuable upon the exercise of options at $3.50 per share; (g) 200,000 shares of common stock issuable upon the exercise of options at $4.38 per share; (h) 20,000 shares of common stock issuable upon the exercise of length of service options at $1.77 per share as part of Mr. Guillama’s employment agreement; (i) 150,000 shares of common stock issuable upon the exercise of sign-on options at $1.77 per shares as part of Mr. Guillama’s employment agreement; (j) 88,664 shares of common stock issuable upon the exercise of 88,664 Class A warrants at $7.00 per share; and (k) 88,664 shares of common stock issuable upon the exercise of 88,664 Class B warrants at $11.00 per unit. Does not include 700,000 shares of common stock issuable upon the exercise of extraordinary options at $2.11 per share as part of Mr. Guillama’s employment agreement. Mr. Guillama disclaims all shares of common stock and has no interest in the holdings of Mrs. Guillama.

Mrs. Guillama’s beneficial ownership of 1.10% includes (a) 38,508 shares of common stock; (b) 7,602 shares of common stock held by her minor son; (c) 12,000 shares of common stock issuable upon the exercise of options at $12.50 per share; and (d) 40,000 shares of common stock issuable upon the exercise of options at $3.50 per share. Mrs. Guillama disclaims all shares of common stock and has no interest in the holdings of Mr. Guillama.

(3)

Mr. Cohen’s beneficial ownership of 2.45% includes (a) 85,925 shares of common stock; (b) 6,000 shares of common stock issuable upon the exercise of options at $10.00 per share; (c) 12,000 shares of common stock issuable upon the exercise of options at $12.50 per share; (d) 60,000 shares of common stock issuable upon the exercise of options at $3.50 per share; (e) 28,750 shares of common stock issuable upon the exercise of 28,750 Class A warrants at $7.00 per share; and (f) 28,750 shares of common stock issuable upon the exercise of 28,750 Class B warrants at $11.00 per unit.

(4)

Includes (a) 8,285 shares of common stock; (b) 800 shares of common stock issuable upon the exercise of options at $.025 per share owned by Mr. Guillama; (c) 400 shares of common stock issuable upon the exercise of options at $10.00 per share; (d) 4,838 shares of common stock issuable upon the exercise of options at $12.50 per share; (e) 1,250 shares of common stock issuable upon the exercise of options at $7.25 per share; (f) 2,500 shares of common stock issuable upon the exercise of options at $5.98 per share; and (g) 6,250 shares of common stock issuable upon the exercise of options at $6.00 per share.

(5)

Includes (a) 2,533 shares of common stock; (b) 1,250 shares of common stock issuable upon the exercise of options at $7.25 per share; (c) 2,500 shares of common stock issuable upon the exercise of options at $5.98 per share; and (d) 6,250 shares of common stock issuable upon the exercise of options at $6.00 per share.

(6)

Includes (a) 826 shares of common stock; (b) 1,250 shares of common stock issuable upon the exercise of options at $7.25 per share; (c) 2,500 shares of common stock issuable upon the exercise of options at $5.98 per share; and (d) 6,250 shares of common stock issuable upon the exercise of options at $6.00 per share.

(7)

Includes (a) 6,885 shares of common stock; (b) 1,400 shares of common stock held by Linda Jean Haggerty, his spouse; (c) 100 shares of common stock issuable upon the exercise of options at $.025 per share on shares owned by Mr. Guillama; (d) 500 shares of common stock issuable to Linda Jean Haggerty upon the exercise of options at $.025 per share on shares of common stock owned by Mr. Guillama; (e) 400 shares of common stock issuable upon the exercise of options at $10.00 per share; (f) 4,838 shares of common stock issuable upon the exercise of options at $12.50 per share; (g) 1,250 shares of common stock issuable upon the exercise of options at $7.25 per share; (h) 2,500 shares of common stock issuable upon the exercise of options at $5.98 per share; and (i) 6,250 shares of common stock issuable upon the exercise of options at $6.00 per share.

(8)

Includes (a) 3,385 shares of common stock; (b) 1,250 shares of common stock issuable upon the exercise of options at $7.25 per share; (c) 2,500 shares of common stock issuable upon the exercise of options at $5.98 per share; and (d) 6,250 shares of common stock issuable upon the exercise of options at $6.00 per share. This does not include (e) 44,448 shares of common stock; (f) 22,728 shares of common stock issuable upon the exercise of 22,728 Class A warrants at $7.00 per share; or (g) 22,728 shares of common stock issuable upon the exercise of 22,728 Class B warrants at $11.00 per unit held by Maj-Britt Rosenbaum, his wife. Mr. Rosenbaum disclaims all shares of common stock and has no interest in the holdings of Mrs. Rosenbaum.

(9)

Includes (a) 4,833 shares of common stock, (b) 96,246 shares of common stock held by Charlemagne Holdings, Inc. (CHI), solely owned by Gregg Steinberg, our director, (c) 1,000 shares of common stock issuable upon the exercise of options at $.025 per share on shares owned by Mr. Guillama; (d) 1,250 shares of common stock issuable upon the exercise of options at $7.25 per share; (e) 400 shares of common stock issuable upon the exercise of options at $10.00 per share; (f) 2,500 shares of common stock issuable upon the exercise of options at $5.98 per share; (g) 6,250 shares of common stock issuable upon the exercise of options at $6.00 per share; (h) 64,164 shares of common stock issuable upon the exercise of 64,164 Class A warrants at $7.00 per share; and (i) 64,164 shares of common stock issuable upon the exercise of 64,164 Class B warrants at $11.00 per unit

(10)

Includes (a) 555,165 shares of common stock owned by High Capital Funding, LLC (HCF), (b) 7,323 shares of common stock held by Mary L. Hart, wife of Frank E. Hart, the president of Profit Concepts, Ltd., HCF’s Manager; (c) 354,662 shares of common stock issuable upon the exercise of 354,662 Class A warrants at $7.00 per share; (d) 354,662 shares of common stock issuable upon the exercise of 354,662 Class B warrants at $11.00 per share; (e) 4,546 shares of common stock issuable upon the exercise of 4,546 Class A warrants at $7.00 per share held by Mary L. Hart, wife of Frank E. Hart, the president of Profit Concepts, Ltd., HCF’s Manager; and (f) 4,546 shares of common stock issuable upon the exercise of 4,546 Class B warrants at $11.00 per share held by Mary L. Hart, wife of Frank E. Hart, the President of Profit Concepts, Ltd., HCF’s Manager. The number of shares and percentages presented in the table assume that all of the securities are exercised at one time, notwithstanding the fact that the holder is contractually precluded from exercising any securities if after such exercise the holder would own more than 9.95% of our outstanding common stock. SEC Rule 13d-3(d)(1)(i) provides in pertinent part that securities not exercisable into common stock of the issuer within 60 days of the beneficial ownership calculation are not considered beneficially owned for these purposes. We and HCF executed a letter agreement dated as of September 5, 2007, pursuant to which HCF irrevocably agreed not to exercise any of its Class A or Class B warrants to the extent that such exercise would cause HCF to be the beneficial owner of more than 9.95% of our common stock outstanding immediately following such exercise. The mailing address is 333 Sandy Springs Circle, Suite 230, Atlanta, GA 30328.

(11)

Mr. Guillama has granted options to purchase 10,312 shares of common stock at $.025 per share. 2,400 options were granted to directors and their affiliated persons and 7,912 options were granted to unaffiliated persons.

PROPOSAL 1

TO ELECT DIRECTORS, EACH TO SERVE UNTIL THE NEXT ANNUAL MEETING OF
STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

Director Nominees

The Board nominees for director, if elected, will serve until the next Annual Meeting of stockholders or until his or her successor is duly elected and qualified. Our Bylaws authorize our Board to determine the number of directors. These provisions, together with provisions of our Articles of Incorporation and Bylaws, as amended, allow the Board to fill vacancies or increase its size, and may deter or hinder a stockholder from removing incumbent directors and filling such vacancies with its own nominees in order to gain control of the Board.

All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees. In case any of the nominees become unavailable for election to the Board the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. Vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

The Nominating and Governance Committee nominated and the Board approved and recommended the following nominees to our Board: Noel J. Guillama, Donald B. Cohen, Susan Darby Guillama, Jose de la Torre, Alberto Del Valle, Lawrence B. Fisher and Gregg M. Steinberg. In the event all such nominees are elected at the Annual Meeting, our Board will consist of seven members and four vacancies.

Board of Directors

Our Board currently consists of 10 members and one vacancy. It oversees our business affairs and monitors the performance of our management. Each director and executive officer holds office until his or her successor is duly elected and qualified, his or her resignation or he or she is removed in the manner provided by our Bylaws. All officers serve at the discretion of the Board and are elected annually at the annual meeting of our Board held after each Annual Meeting of stockholders.

Our Board members discussed various business matters informally on numerous occasions throughout the 2007 Fiscal year. The Board held 11 meetings during 2007. Each director attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all Board committees on which they served.

All of our officers devote their full-time attention to our business. Except for Noel and Susan Guillama, who are married, no director or executive officer is related to any other of our directors or executive officers, and there are no arrangements or understandings between a director and any other person that such person will be elected as a director.

The following table sets forth information regarding the members of our Board and our executive officers as of May 1, 2008.

Name	Age	Positions
Noel J. Guillama (4)	48	Chairman of the Board, Chief Executive Officer and President
Donald B. Cohen (4)	54	Executive Vice President, Chief Financial
		Officer, Director
Susan Darby Guillama	48	Executive Vice President, Secretary, Chief
		Administrative Officer, Director
James D. Baker (5)	64	Director
Jose de la Torre (2)(3)	65	Director
Alberto Del Valle, CPA (1)(4)	65	Director
Lawrence B. Fisher, Esquire (1)(3)	69	Director
Mark Haggerty (1)(5)	60	Director
Michael Rosenbaum(5)	70	Director
Gregg M. Steinberg (2)(3)	46	Director

———————

(1)

Member of the Audit Committee.

(2)

Member of the Compensation and Options Committee.

(3)

Member of the Nominating and Governance Committee.

(4)

Member of the Executive Committee.

(5)

Director term will not continue after the 2008 Annual Meeting of Stockholders.

Noel J. Guillama, Chairman of the Board, Chief Executive Officer and President. Noel J. Guillama is a founder of The Quantum Group, Inc., and has been our Chairman, Chief Executive Officer and President since its inception in 2001. Prior to The Quantum Group, from January 1996 to February 2000, he was the Chairman, President and Chief Executive Officer of Metropolitan Health Networks, Inc. Mr. Guillama also serves as Director and/or Chairman of several private family-controlled businesses, including Tektonica, Inc. Tektonica, established in 1991, is a commercial/industrial construction company based in Tequesta, Florida; MedTonics, Inc., established in 1984, has been involved in a broad range of real estate development activities (recently focusing on development of medical projects); and Guillama, Inc., a stockholder of our Company, which holds passive investments in other companies. Mr. Guillama is also a director and treasurer of Florida International University Foundation, Inc., a direct support organization of Florida International University, a Florida public university. He also serves as a Director of the Palm Beach County Community College Foundation and is a trustee of Palms West Hospital.

Donald B. Cohen, Executive Vice President, Chief Financial Officer, Director. Mr. Cohen is a co-founder of Quantum. He has served as a director and our Vice President, Chief Financial Officer since inception in 2001. Prior to joining Quantum, from April 2001 through January 2002, he served as Chief Financial Officer of I-Titan Communications Network, Inc., a technology design and manufacturer. Mr. Cohen holds a Bachelor of Science degree from California State University, Northridge and is licensed as a CPA in the state of California.

Susan Darby Guillama, Executive Vice President, Secretary, Chief Administrative Officer, Director. Mrs. Guillama is also a co-founder of Quantum and has been a director, Vice President and Chief Administrative Officer since April 2003, before which she had been an outside consultant with Quantum from September 2001 to April 2003. Mrs. Guillama holds a Bachelor of Arts degree in Communication from the University of South Florida.

James D. Baker, Director. Mr. Baker joined our Board in October 2002. From December 2006 through July 2007, Mr. Baker was the Chief Executive Officer of AMD Telehealth, Inc., a home health provider. Since August 2004, Mr. Baker has served as the Chief Executive Officer of Homeland Security Networks, Inc. and, since October 2002, he has served as the sole director, President, and Chief Executive Officer of Q-Net Technologies, Inc., a consumer technology and value added Internet services company. From October 1999 to August 2003, Mr. Baker was President of TargitInteractive, Inc., an interactive marketing services provider. Mr. Baker holds a Bachelor of Science degree from the University of Cincinnati. Mr. Baker will not stand for reelection at this Annual Meeting.

Jose de la Torre, Director. Dr. de la Torre joined our Board in June 2007. Dr. de la Torre has served as the Dean of the Alvah H. Chapman Jr. Graduate School of Business at Florida International University in Miami since July 2002, where he is also the J.K. Batten Eminent Scholar in Strategy. He received his Doctorate degree from the Harvard Business School and has undergraduate degrees in aerospace engineering and business administration from the Pennsylvania State University.

Alberto Del Valle, Director. Mr. Del Valle joined our Board in June 2007. Since 1991, Mr. Del Valle has been an independent contractor, specializing in small business advisory and financial services. In March 2007, he became an independent consultant for The Health Acquisition Group, a company specializing in mergers or acquisitions of healthcare providers. Since May 2003, he has also been an independent consultant for Arle Compressor Systems Corp, a distributor of Ingersoll-Rand compressors and industrial equipment. Mr. Del Valle holds a Bachelor of Science degree in Accounting from Louisiana State University and was a licensed CPA in the state of Florida from November 1972 to September 1991.

Lawrence B. Fisher, Director. Mr. Fisher joined our Board in June 2007. Mr. Fisher is a securities law practitioner with over 35 years experience. From 1995 through the time of his retirement in 2005, Mr. Fisher was a partner at the law firm of Orrick, Herrington & Sutcliffe LLP in New York. He has served on the Board of Directors of Financial Federal Corporation, a New York Stock Exchange-listed financial services company, for the past 14 years, where he is also a member of its Executive Committee and Chairman of its Corporate Governance Committee. Mr. Fisher also has served on the Board of Directors of the National Bank of New York City, a privately owned commercial bank, for over 20 years. He is also a member of its Audit Committee. Mr. Fisher holds a Bachelor of Arts degree in Political Science from Columbia College and a Bachelor of Law (LLB) degree from Columbia Law School.

Mark Haggerty, Director. Mr. Haggerty joined our Board in October 2003. Mr. Haggerty is a corporate, securities and medical laws practitioner with over 34 years experience. From 1993 to May 2003, he was President and Chairman of Voice and Wireless Corporation, a voice and wireless communications company. Since 2004, he has served as general counsel to FFP Investment Advisors, Inc., an investment advisory firm in Minnesota. Mr. Haggerty holds a law degree from the University of Minnesota Law School. Mr. Haggerty will not stand for reelection at this Annual Meeting.

Michael Rosenbaum, Director. Mr. Rosenbaum joined our Board in February 2006. Mr. Rosenbaum works in the areas of mergers and acquisitions, merchant banking and finance. Since 1984, he has served as a director for Protrak International, a developer of customer relationship management software and sales force automation to the investment management industry. Mr. Rosenbaum holds a Bachelor of Arts degree from Yale in Economics and Political Science, a Bachelor of Law (LLB) degree and a Masters degree in International Affairs, both from Columbia University. Mr. Rosenbaum will not stand for reelection at this Annual Meeting.

Gregg M. Steinberg, Director. Mr. Steinberg joined our Board in June 2007. Mr. Steinberg is President of International Profit Associates and affiliated companies (IPA), a provider of various services to the small and midsize businesses. He has been with IPA since 1992, and President since 1997. Mr. Steinberg holds a Bachelor of Science degree in Business Administration from the University of Arizona and a Masters degree in Business Administration from the Thunderbird School of Global Management.

There are no material proceedings to which any of our directors, executive officers or affiliates, any owner of record or beneficially of more than five percent of any class of voting securities of the Company or any associate of any such director, officer, affiliate or security holder is a party adverse to the company or has a material interest adverse to the Company or any of its subsidiaries.

To the best of our knowledge, no director, executive officer or affiliate of Quantum, owner of record or beneficially of more than five percent of any class of our voting securities has, to our knowledge, during the last five years: (1) been convicted of any criminal proceeding (excluding traffic violations or similar misdemeanors); or (2) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, U.S. federal or state securities laws or finding any violations with respect to such laws.

Director Independence

Our Board is subject to the independence requirements of the American Stock Exchange (AMEX). Pursuant to the requirements, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and Quantum and its subsidiaries and affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

Our Board has determined that a majority of our directors and all current members of the Audit Committee, the Compensation and Options Committee and the Nominating and Governance Committee are “independent” for purposes of Section 121 of the AMEX Company Guide and that the members of the Audit Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and Section 803 of the AMEX Company Guide. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors. The independent directors are James D. Baker, Jose de la Torre, Alberto Del Valle, Lawrence B. Fisher, Mark Haggerty, Michael Rosenbaum and Gregg M. Steinberg.

Committees of the Board of Directors

The Company has four standing committees: Audit, Executive, Compensation and Options, and Nomination and Governance. Each Board committee held at least one meeting during the last fiscal year.

The Audit Committee selects the independent auditors and reviews the results and scope of the audit and other services provided by independent auditors. The Committee also reviews and evaluates internal control functions and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. In June 2007, the Board appointed Mr. Del Valle to chair the Audit Committee and as its “financial expert” as such term is defined under federal securities laws and regulations. The Committee consists of Mr. Haggerty, Mr. Fisher and Mr. Del Valle (Chair). The Audit Committee has a written charter adopted by the Board, which chapter is available on our web site at http://www.quantummd.com. Information appearing on our web site is not part of this proxy statement. All actions of the Audit Committee require a unanimous vote.

The Executive Committee may exercise all powers of the Board in the management of the business and affairs of our Company at any time when the Board is not in session. The Executive Committee is, however, subject to the specific directions of the Board and consists of Mr. Del Valle, Mr. Guillama and Mr. Cohen. All actions of the Executive Committee require a unanimous vote.

The Compensation and Options Committee makes recommendations to the Board concerning compensation for our executive officers, employees and consultants, non-cash compensation plans and administers the plans. The scope of authority of the Committee is to discharge the Board’s responsibilities relating to compensation, options and benefits of the executive officers and directors of the Company. The Committee is empowered to review all components of executive officer and director compensation for consistency with the overall policies and philosophies of the Company relating to compensation issues. The Committee may from time to time delegate duties and responsibilities to subcommittees or a Committee member. The Committee may retain and receive advice, in its sole discretion, from compensation consultants. The Committee consists of Dr. de la Torre (Chair) and Mr. Steinberg.  The Compensation and Options Committee has a written charter adopted by the Board, which chapter is available on our web site at http://www.quantummd.com. Information appearing on our web site is not part of this proxy statement. All actions of the Compensation and Options Committee require a unanimous vote.

The Nomination and Governance Committee makes recommendations to the Board concerning nominations to the Board and development and review on an ongoing basis of the adequacy of our corporate governance. The Committee consists of Mr. Steinberg (Chair), Mr. Fisher and Dr. de la Torre. The Nomination and Governance Committee has a written charter adopted by the Board, which chapter is available on our web site at http://www.quantummd.com. Information appearing on our web site is not part of this proxy statement. All actions of the Nomination and Governance Committee require a unanimous vote.

Stockholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nomination and Governance Committee. We will consider all director candidates recommended to the Nomination and Governance Committee by stockholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board. To make a nomination for director at an annual meeting, a written nomination solicitation notice must be received by the Nomination and Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to stockholders in connection with our previous annual meeting. The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nomination and Governance Committee:

•

the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;

•

a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•

complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;

•

the disclosure of all special interests and all political and organizational affiliations of the nominee;

•

a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;

•

a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•

such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by our Board; and

•

the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment. Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board.

Stockholder Communications with Directors

The Board has adopted policies and procedures to facilitate written communications by stockholders to the Board. Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Corporate Secretary at our principal offices. Electronic submissions of stockholder correspondence will not be accepted. The Corporate Secretary will forward to the directors all communications that, in his or her judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of Quantum. Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board. If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are required to attend our Annual Meetings of stockholders, provided, however, that attendance will not be required if personal circumstances affecting the Board member or director nominee make his or her attendance impracticable or inappropriate. All of our then directors attended our previous Annual Meeting of stockholders.

Code of Ethics

We have adopted three Codes of Conduct that respectively cover all of our officers, directors, employees, consultants and independent contractors. One Code of Conduct is for employees in general, the second Code of Conduct is for all consulting and/or contracted positions, and the third Code of Conduct addresses senior officers, board members and accounting personnel. The first and second Codes of Conduct set our policies on inside information, conflicts of interest, trading of inside information, management and accounting ethics and compliance with all local, state and federal laws. The third Code of Conduct addresses special considerations for the handling of corporate financials and disclosure information. These Codes may be viewed on our website at http://www.quantummd.com.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership of our equity securities with the SEC. Officers, directors, and greater than ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished to us pursuant to Rule 16a-3 under the Exchange Act during our most recent fiscal year, and Forms 5 with respect to our most recent fiscal year, except for Noel Guillama, Donald Cohen and Susan Guillama who did not file their Forms 4 during 2007 in a timely fashion, we believe that all such forms were timely filed as necessary, by the executive officers, directors and security holders required to file same during the fiscal year ended October 31, 2007.

Compensation of Directors

Prior to June 12, 2007, we reimbursed all directors for their expenses in connection with their services as our directors but did not pay cash compensation for service as a director. In lieu of cash, we granted each outside director 1,200 shares of stock, vested over three years and $10,000 to be paid in stock, calculated by taking the average of the closing prices for last 10 trading days prior to the end of the fiscal year. Our directors who are also our employees do not receive additional compensation for their services as directors. The director compensation paid during the fiscal year ended October 31, 2007 is reflected in the following table:

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation	Total

Noel J. Guillama	—	—	—	—	—	—	—
Donald B. Cohen	—	—	—	—	—	—	—
Susan D. Guillama	—	—	—	—	—	—	—
James D. Baker	9,875	11,333	38,613	—	—	—	59,821
Mark Haggerty	27,875	11,333	38,613	—	—	—	77,821
Michael Rosenbaum	8,000	11,333	24,063	—	—	—	43,396
Jose de la Torre	6,375	4,500	24,063	—	—	—	34,938
Alberto Del Valle	10,125	4,500	24,063	—	—	—	38,688
Lawrence B. Fisher	4,500	4,500	24,063	—	—	—	33.063
Gregg M. Steinberg	6,375	4,500	24,063	—	—	—	34,938

———————

(1)

The amounts in the Option Awards column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended October 31, 2007, in accordance with FAS 123(R). The grants include grants made in fiscal year ended October 31, 2007.

On March 1, 2007, the Board approved that Mr. Haggerty be compensated an additional $15,000, in cash and/or stock, for the extra duties of chairing the Audit Committee during calendar year 2006.

On March 9, 2007, each outside non-management director was granted annual compensation of $12,000 in cash and $12,000 in stock grants. Directors can, at their discretion, convert all or part of their annual cash compensation to stock at 10% discount to the market price.

Effective June 12, 2007, the Board was expanded to 11 members and adjusted director compensation. Each outside director was also granted 10,000 stock options to be vested over four quarters at the end of each quarter during their tenure with us, and exercisable at a price equal to the closing price of our common stock on the last trading day of each quarter. Additionally, outside directors receive an annual fee of $5,000 for serving on the Executive Committee; $5,000 to chair the Compensation and Options Committee; $5,000 to chair the Nomination and Governance Committee; and $10,000 to chair the Audit Committee. As of January 30, 2008, we had accrued, but not paid, $166,250 for the compensation of outside directors ($119,250 in cash and $47,000 in stock compensation) for the period of November 2003 through October 31, 2007.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding annual and long-term compensation with respect to the fiscal years ended December 31, 2007 and 2006, paid or accrued by us to or on behalf of those persons who were, during the fiscal year ended December 31, 2007, our Chief Executive Officer, Chief Financial Officer, and our most highly compensated executive officers (not including the CEO and CFO) (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Option Awards ($) (3)	All Other Compensation ($) (4)	Total ($)

Noel J. Guillama	2007	219,391	200,000	490,932	13,748	924,071
Chairman and Chief Executive Officer	2006	200,000	—	—	11,900	211,900

Donald B. Cohen	2007	124,468	100,000	195,568	12,198	432,234
Executive Vice President and Chief Financial Officer	2006	96,000	—	—	3,300	99,300

Susan Darby Guillama	2007	107,696	75,000	145,568	3,200	331,464
Executive Vice President and Chief Administrative Officer	2006	96,000	—	—	—	96,300

———————

(1)

Includes accrued but unpaid executive compensation in the total amount of $114,882. On March 24, 2008, following the Compensation and Options Committee approval, the Company and Mr. Guillama executed certain amendments to his Employment Agreement. For discussion of such amendments please refer to the Employment Contracts and Termination of Employment and Change-in-Control Arrangements discussion in this proxy statement.

(2)

Bonus accrued but not paid by October 31, 2007.

(3)

The amounts in the Option Awards column reflect the dollar amount recognized for financial statement reporting purposes for the years ended October 31, 2007 and 2006, in accordance with FAS 123(R). The grants include grants made in fiscal years ended October 31, 2005 and 2007.

(4)

The “All Other Compensation” column includes car allowances and company paid benefits.

Options and Common Shares Granted in the Year Ended October 31, 2007 to Executives

On April 30, 2007, the Board granted to Named Executive Officers a total of 650,000 options to purchase shares of commons stock at an exercise price of $3.50 per share. Particularly, the Board granted 400,000 options granted to Noel J. Guillama, 150,000 options granted to Donald B. Cohen, and 100,000 options granted to Susan Darby Guillama. These options vest at 20% on May 1, 2007 and 20% each of the next four years on May 1st. These options are contingent on continued employment and will expire 10 years from the date of vesting.

On September 7, 2007, Noel J. Guillama was granted 220,000 options in connection with his employment agreement. These options vested on December 12, 2007 (the effective date of the December 2007 public offering) and expire 10 years from the date of vesting. Additional options were granted at 10,000 options per year for length of service to be vested on each anniversary of the effective date and are contingent on continued employment.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information with respect to the value of outstanding equity awards, at October 31, 2007, previously granted to the Named Executive Officers (3):

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Options Exercise Price ($)	Option Expiration Date

Noel J. Guillama	8,000	—	$10.00	10/01/10
Chairman and	22,668	—	12.50	12/26/12
Chief Executive Officer	80,000	320,000	3.50	05/1/21(2)

Donald B. Cohen	6,000		10.00	10/01/10
Executive Vice President and	11,332	668	12.50	12/26/12(1)
Chief Financial Officer	30,000	120,000	3.50	05/1/21(2)

Susan Darby Guillama	11,332	668	12.50	12/26/12(1)
Executive Vice President and	20,000	80,000	3.50	05/01/21(2)
Chief Administrative Officer

———————

(1)

These stock options vest quarterly over a three-year period beginning on the date of grant.

(2)

These stock options vest annually over a five-year period beginning on the date of grant.

(3)

No Named Executive Officer received perquisites or other personal benefits which, in the aggregate, exceeded $10,000.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Except as set forth below, we have no agreement or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding employment with our Company or compensation for services other than those identified below. Other than as explained below, we do not have any change of control, severance or pension arrangements or understandings with any of our management team.

On September 7, 2007, we entered into an employment agreement with Noel J. Guillama, our President and Chief Executive Officer. The terms and provisions of this agreement were approved by our Compensation and Options Committee. The employment agreement became effective on December 12, 2007, the effective date of the registration statement for our second public offering, and will terminate five years from such effective date. The initial 5-year term is renewable upon mutual consent of Mr. Guillama and Quantum for up to two additional five-year terms. Under such agreement, Mr. Guillama is to receive an annual base salary of $175,000, plus annual increases of not less than 5% of the base salary, and bonus compensation of 2% of our earnings before income taxes.

Mr. Guillama is entitled to participate in all medical, dental and life insurance, disability income, retirement plans and other employee benefits. Upon the termination of his employment for any reason, Mr. Guillama has agreed not to compete with Quantum and not to solicit any of our employees for a period of two years following his termination. The Agreement provides for termination by us without cause or by Mr. Guillama in the event of a change of control. In either case, we will pay Mr. Guillama on a monthly basis at least two years’ additional salary at the base salary then in effect or, if more than two years remain for the term of the Agreement, then we will pay Mr. Guillama on a monthly basis additional salary at the base rate then in effect for the greater of one-half of the remaining period to the end of the term of the Agreement or two years. Mr. Guillama will be entitled to all stock options earned as of the date of termination, and we will use our best efforts to register, within 90 days of any separation, at its expense, the public resale of all shares owned by the Mr. Guillama and his affiliates as well as all common stock underlying his options. In addition, in the event the termination of the Mr. Guillama is not for cause, we will pay him, monthly, for at least two years, additional salary at the base salary rate then in effect or, if more than two years remain for the term of the Agreement, then we will pay him, monthly, additional salary at the base salary rate then in effect for one-half of the remaining period to the end of the term of the employment agreement or two years, whichever is longer. In addition, the employment agreement contains indemnification and other terms and provisions customary for agreements of this nature.

On March 24, 2008, the Compensation and Options Committee approved certain amendments to Mr. Guillama’s employment agreement. Set forth below is a summary of the material terms and provisions of those amendments:

As described in more detail below, on March 24, 2008, the Compensation and Options Committee approved certain amendments to Mr. Guillama’s employment agreement which amendments included, among other items, the stock options as described below. 2,520,000 of such stock option grants were granted under the terms and provisions of our 2007 Stock Incentive Plan which, in turn, was adopted by the Board subject to the approval by our stockholders (see Proposal 3 of this proxy statement). In the event our stockholders do not approve the 2007 Plan, we will not be able to issue such options to Mr. Guillama under such 2007 Plan. For a detailed discussion of these and other stock option grants under the proposed 2007 Plan, please refer to Proposal 3 of this proxy statement.

Annual Base Salary.  Mr. Guillama’s annual base salary was increased to $250,000 effective as of January 1, 2008. The salary is subject to annual review for subsequent increases by the Committee in accordance with Company policies, which increases may not be in less than 5% increments over the prior period.

Bonus.  Mr. Guillama will be entitled to an annual bonus for each fiscal year during the initial term of his employment in the amount of 2% of the Company Earnings Before Income Taxes earned during the fiscal year for which the bonus is determined as well as any additional compensation, as the Committee may deem appropriate. In addition, Mr. Guillama will be entitled to receive a bonus for each fiscal year during his initial term of employment with the Company in the amount of 0.5% of an increase in the Company revenues for the fiscal year for which such bonus is determined as compared with the Company revenue for its prior fiscal year. The two bonuses may not, in the aggregate, exceed 200% of his annual base pay for that year.

Options.

(i)

Longevity Options. Mr. Guillama was granted options to purchase 20,000 shares of the common stock of the Company on the execution date of this First Amendment, and will receive additional options annually to purchase 10,000 shares of common stock of the Company commencing January 1, 2009 (the “Longevity Options”). The Longevity Options have an exercise price of the then current VWAP of the Company stock for the 30 days before the grant date. The Longevity Options vest 25% on grant with the remaining 75% vesting on the first three anniversaries from the grant date. All Longevity Options expire ten years from date of vesting.

(ii)

Performance Options. Mr. Guillama also is entitled to receive options to purchase shares of the common stock of the Company based on the achievement of certain Company performance thresholds (“Performance Options”). Mr. Guillama is entitled to receive options to purchase 50,000 shares of common stock in the event the annual revenues of the Company are equal or exceed $25 million in a fiscal year. The exercise price per share is equal to the VWAP of the Company common stock for the 30 days preceding the grant date. In addition, Mr. Guillama will receive options to purchase 50,000 shares of common stock every time the annual run rate (the monthly revenue multiplied by 12) of revenues of the Company surpasses an incremental level of $20 million and the Company annual revenues are equal or exceed $45 million in increments of $20 million until $305 million in revenues. Each threshold will be paid only once and no grants will be awarded after March 1, 2013. The options will be granted within 30 days of the close of the fiscal year and will have an exercise price per share equal to the VWAP of the Company stock 30 calendar days preceding the grant date. The Performance Options shall vest 25% on grant date with the remaining 75% vesting on the first three anniversaries from the grant date. All Performance Options shall expire ten years from the date of vesting.

(iii)

Extraordinary Options. Mr. Guillama was issued a one-time grant of a pool of options to purchase 700,000 shares of common stock of the Company (“Extraordinary Options”), to be distributed among all key senior executives as proposed by the Executive and the Compensation Committee of the Board. The exercise price per share is equal to the VWAP of the Company common stock for the 30 days preceding the grant date. The Extraordinary Options immediately vest, and expire ten years from the date of vesting.

(iv)

Signing Options. Mr. Guillama was granted options to purchase 600,000 shares of the common stock of the Company on the effective date of the Agreement (“Signing Options”). The Signing Options have an exercise price of the then current VWAP (“Volume Weighted Average Price” - calculated as the Company volume per day multiplied by the Company stock closing price for the last 30 days, then divided by the total shares traded for the period) of Company stock for the 30 days before the grant date ($2.06 per share). The Signing Options vest 25% on grant date, with the remaining 75% vesting in three equal installments on January 1, 2009, 2010, and 2011. All Signing Options expire ten years from the date of grant.

Covenant not to compete. The amendment to Mr. Guillama’s original employment agreement amended the original covenant to state that his obligations under the covenant arising after his termination will be suspended during any period in which we elect not to pay the termination payments. Also, we will be entitled to offset the full amount of his earnings from any employer other than Quantum in the event that he is gainfully employed during the “non-compete” period against any and all termination payments required to be paid to him.

Mr. Guillama is also entitled to participate in our programs or policies pertaining to compensation for intellectual property as may be offered to all employees, including executive management. All other terms and provisions of the original employment agreement remain unchanged and in effect.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Options Committee has ever been our officer or employee or that of any of our subsidiaries or affiliates. None of our executive officers served on the compensation committee or board of any company that employed any member of our Compensation and Options Committee or Board.

Equity Compensation Plans

We currently have one outstanding stock option plan: our 2003 Incentive Equity and Stock Option Plan reserving 197,600 shares of common stock for the issuance of options to employees, directors and consultants. The purpose of this plan is to promote the interests of Quantum, and to motivate, attract and retain the services of the people upon whose efforts and contributions our success depends. The plan provides for grants of non-qualified options, incentive stock options, stock appreciation rights, and restricted stock awards, or any combination of the foregoing. Under the plan, the Company granted no shares of common stock and no options during the year ended October 31, 2007.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table provides information as of October 31, 2007, with respect to all of Quantum’s equity compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance (excluding securities reflected in first column)
Plans approved by shareholders	—		197,600
Plans not approved by shareholders (1)	906,549	$4.89	—
	906,549	$4.89	197,600

———————

(1)

Plans not approved by shareholders - The Company issues options to its employees and consultants as partial compensation. The total number of options outstanding at October 31, 2007 is 906,549, of which 258,890 are vested, with exercise prices ranging from $2.05 to $37.50 and expiration dates ranging from September 2008 thru May 2021.

Certain Relationships and Related Transactions

Under our Board policies, our executive officers and directors, and principal stockholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent committee of our Board in the case it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to our Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit Committee shall consider the relevant facts and circumstances available and deemed relevant to the Audit Committee. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

On July 6, 2006, we issued an 8% unsecured promissory note and executed a financing agreement for $100,000 with Charlemagne Holdings, Inc (CHI). The terms of this loan were consistent with those of the May 5, 2006 Bridge Financing Agreement except that the note matured the earlier of (i) 80 days from the date of the note or (ii) the second day following the closing of an aggregate of $2,000,000 gross proceeds from a private placement of our securities. CHI and we have agreed to extend the loan consistent with the Interim Bridge Financing Agreement dated August 21, 2006, in consideration for a total of 12,122 of additional shares of our common stock. On April 25, 2007, the note was converted into two Bridge Units, and accordingly, we issued a 8% Subordinated Secured Convertible Bridge Note for $100,000 and 12,122 shares of common stock. On June 12, 2007, the Board approved the appointment of Gregg M. Steinberg, sole owner of CHI, to our Board.

On December 16, 2005, we executed a $100,000 promissory note payable to Maj-Britt Rosenbaum. This 8% promissory note was due January 31, 2006. We agreed to pay 600 shares of our common stock per month for each month the debt remained outstanding. On February 9, 2006, the husband of the note holder, Michael Rosenbaum, was elected to the Board. On February 25, 2006, an additional $25,000 was advanced from Mrs. Rosenbaum, for a total loan of $125,000. We agreed with Mrs. Rosenbaum to extend the term of the note in consideration for the issuance of 6,667 shares of common stock. The value of the stock was calculated based upon the closing market price on the original date of the loan and was amortized over term of the loan. The note plus accrued interest was repaid from the proceeds of the March 29, 2007 private placement that closed on May 4, 2007. We issued a total of 15,152 shares of common stock to Mrs. Rosenbaum.

In May 2007, High Capital Funding, LLC, a principal stockholder, invested $276,000 to purchase 5.52 units in the March 2007 private placement and elected to convert the remaining portion of its previously issued $84,000 Bridge Note into additional 1.68 units in the March 2007 private placement. We issued two 8% Subordinated Secured Convertible Bridge Notes to High Capital totaling $360,000 and 43,640 shares of common stock. High Capital Funding, LLC is entitled to penalty shares for late registration as noted in the March 2007 private placement discussion, in the amount of 22,846 shares as of August 31, 2007.

In October 2007, to obtain working capital, we entered into a financing arrangement with High Capital Funding, LLC. The financing arrangement involved the issuance of a two-year promissory note to HCF in the aggregate principal amount of $166,667. In satisfaction of the note in full, we agreed to pay to HCF $238,094, with $71,427 representing the original issue discount on the note of 30%. We also agreed to prepay the principal amount of the note at the closing of any public or private financing for which we receive gross proceeds of at least $10,000,000. We paid the full amount of the original discount with proceeds of this offering. In the event of default on these notes, including the failure to make the prepayment required thereunder, the interest on the notes will become immediately due and payable at the rate of 3% per month on the principal amount outstanding. We paid a 5% cash commission in the amount $8,333 to Newbridge Securities Corporation, one of the underwriters in this offering, in connection with the HCF financing. The net proceeds to us from the HCF financing arrangement were in the amount of $156,584. The promissory note contains events of default and other terms and provisions customary for instruments of this nature.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting process of the Company. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the accounting principles of the Company and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee discussed with independent auditors of the Company the overall scope and plans for their respective audit. The Audit Committee meets with the independent auditors to discuss the results of their examinations, their evaluations of the internal controls of the Company and the overall quality of the Company financial reporting.

The independent accountants of the Company also provided to the Audit Committee the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accountants’ independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended October 31, 2007 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the independent auditors of the Company.

Audit Committee
Alberto Del Valle (Chair)
Lawrence Fisher
Mark Haggerty

Vote Required for Approval of Proposal 1

A director nominee will be elected if the votes cast for such nominee exceed the votes cast against him or her. Our Bylaws do not permit cumulative voting for this or any other matter.

Board Recommendation

The Board recommends a vote FOR election of the director nominees.

PROPOSAL 2

TO RATIFY THE APPOINTMENT OF
DASZKAL BOLTON LLP AS INDEPENDENT AUDITORS OF THE COMPANY

FOR THE FISCAL YEAR ENDING OCTOBER 31, 2008

General

Stockholders are requested to ratify the Board’s engagement of Daszkal Bolton LLP (Daszkal) for the fiscal year ending October 31, 2008. It is not expected that representatives of Daszkal will be present at the Annual Meeting. If representatives of Daszkal are present, such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. Although the Board is submitting the appointment of Daszkal for stockholder ratification, it reserves the right to change the selection of Daszkal as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder ratification. If the appointment is not ratified, our Board will consider whether it should select other independent auditors.

Fees to Auditors

The following represents fees for professional services rendered by Daszkal, our independent accounting firm, for the fiscal years 2007 and 2006:

	2007	2006
Audit	$55,930	$18,000
Audit-related	58,135	—
Tax	6,500	—
All other	—	—
TTotal	$120,565	$18,000

Audit Fees

These fees include fees for professional services rendered for the audit of our annual financial statements, the financial statements included in our Quarterly Reports and services in connection with our statutory and regulatory filings.

Audit-Related Fees

These fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and that are not reported above under the caption “Audit Fees.” We incurred these fees for services related to review of our registration statements.

Tax Fees

Our tax fees totaled $6,500.

All Other Fees

We did not incur any other fees.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent accountants. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent accountants. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence. All requests for services to be provided by the independent accountants, which must include a description of the services to be rendered and the amount of corresponding fees, are submitted to the Chief Financial Officer. The Chief Financial Officer has the authority to authorize services that fall within the category of services that the Audit Committee has pre-approved. If there is any question as to whether a request for services falls within the category of services that the Audit Committee has pre-approved, our Chief Financial Officer will consult with the chairman of the Audit Committee. The Chief Financial Officer submits requests or applications to provide services that the Audit Committee has not pre-approved, which must include an affirmation by the Chief Financial Officer and the independent accountants in question that the request or application is consistent with the SEC’s rules on auditor independence, to the Audit Committee (or its chairman or any of its other members pursuant to delegated authority) for approval.

As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting. The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence concluded that it is compatible.

Vote Required for Approval of Proposal 2:

This proposal will be approved if the votes cast for the matter exceed the votes cast against it.

Board Recommendation:

The Board recommends a vote FOR this Proposal 2.

PROPOSAL 3

TO APPROVE THE 2007 EQUITY INCENTIVE PLAN

2007 Equity Incentive Plan

On September 23, 2007, our Board adopted, subject to stockholder approval, the 2007 Equity Incentive Plan (Plan) to align the interests of employees, consultants, and non-employee Board members with the interests of our stockholders, to provide incentives for these persons to exert maximum efforts for our success and to encourage them to contribute materially to our growth. The Plan is administered by the Compensation and Options Committee which has exclusive discretion to select the participants who will receive awards under the Plan and to determine the type, size and terms of each award. The Plan is effective as of September 24, 2007, subject to stockholder approval.

2007 Stock Incentive Plan Benefits

The following table show the awards that will be received by or allocated to each of following persons or groups of persons in the event the 2007 Stock Incentive Plan is approved by our shareholders as provided in this Proposal 3.

Name and Position	Dollar Value ($)	Options

Noel J. Guillama (1)	1,973,400	820,000
President and Chief Executive Officer

Donald A. Cohen,	—	—
Executive Vice President and Chief Financial Officer

Susan Guillama	—	—
Executive Vice President and Chief Administrative Officer

Executive Group	1,973,400	820,000
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—

———————

(1)

Includes 20,000 longevity options, and 800,000 signing option (of which 200,000 were granted in the contract dated September 7, 2007 and 600,000 granted in the amendment to the employment contract dated March 24, 2008), all of which were approved for issuance on March 24, 2008 by the Compensation and Options Committee of the Board when the Committee approved certain amendments to Mr. Guillama’s employment agreement with the Company. Additionally, the Compensation and Options Committee of the Board granted the following options:

a)

700,000 extraordinary options to be distributed among all key senior executives (including Mr. Guillama) in a manner to be proposed by Mr. Guillama and approved by the Compensation and Options Committee.

b)

750,000 performance options based upon the run rate revenues of the Company in increments of 50,000 options for every $20 million of run rate revenue beginning with run rate revenues of $25 million. The exercise prices of the options are to be determined equal to the volume weighted average price 30 calendar days preceding the date earned.

c)

250,000 longevity options to be earned at the end of the year over the 5 year term of Mr. Guillama’s contract. The exercise price to be determined equal to the volume weighted average price 30 days preceding the date earned.

For detailed description of the terms and provisions of each such option grants please refer to the “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” discussion in this proxy statement. In the event our shareholders do not approve the 2007 Stock Incentive Plan, we will not be able to issue such options to Mr. Guillama under such Plan.

Shares Subject to the Plan. The maximum aggregate number of shares which may be optioned and sold under the Plan is 5,000,000 shares, subject to certain adjustments. On the first (1st) day of each fiscal year while the Plan is in effect, such aggregate number of shares under the Plan shall be automatically increased by adding thirty-three and one third percent (33 1/3%) of the increase in shares of Common Stock outstanding during prior fiscal year; however, that the first such automatic increase shall be effective within 93 days following the date of approval of this Plan by the Company shareholders, subject to adjustment to prevent the dilution of rights from stock dividends, stock splits, recapitalization or similar transactions. The individual limits apply whether the grants are paid in shares of common stock or cash. All cash payments must be equal the fair market value of the shares of common stock to which the cash payments relate. The Plan contemplates no restriction with respect to the number of shares of common stock subject to non-qualified stock option grants made to any individual during any calendar year.

The term “fair market value” means, unless the Committee determines otherwise with respect to a particular (i) non-qualified stock option grant, the Volume Weighted Average Price of our common stock for the thirty days preceding the grant and (ii) incentive stock option grant, (x) if the principal trading market for the our common stock is the American Stock Exchange, the New York Stock Exchange or another national securities exchange, the “closing transaction” price at which shares of our common stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (y) if our common stock is not principally traded on a national securities exchange, but is quoted on the Over-The-Counter Bulletin Board (OTCBB) or the Pink Sheets (Pink Sheets), the last reported “closing transaction” price of our common stock on the relevant date, as reported by the OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines. Notwithstanding the foregoing if the common stock is not publicly traded or, if publicly traded, is not subject to reported transaction prices the fair market value per share will be determined by the Committee; for federal, state and local income tax purposes, the fair market value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

Awards under the Plan. Under the Plan, the Committee may grant awards in the form of incentive stock options (Incentive Stock Options), as defined in Section 422 of the IRS Code, options which do not so qualify (Nonqualified Stock Options) and stock awards.

Options. The duration of any option is within the sole discretion of the Committee; provided, however, that any Incentive Stock Option granted to a 10% or less stockholder or any Nonqualified Stock Option is, by its terms, to be exercised within ten years after the date the Option is granted and any Incentive Stock Option granted to a greater than 10% stockholder will, by its terms, be exercised within five years after the date the Option is granted. The price at which each share of our common stock is subject to an Option will be determined by the Committee; provided, however, that the price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the fair market value of a share of our common stock on the date the Option is granted and further provided that Incentive Stock Options may not be granted to an employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of our common stock or any parent or subsidiary, as defined in section 424 of the IRS Code, unless the price per share is not less than 110% of the fair market value of our common stock on the date of grant.

Termination of Employment. If the employment or service of a participant is terminated for cause, the options of such participant, both accrued and future, then held will terminate immediately. If the employment or service of the participant is terminated by either the participant or by us for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the IRS Code, the Options of such participant then outstanding will be exercisable by such participant at any time prior to the expiration of the Options or within one month after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the case of a participant who becomes disabled, as defined by Section 22(e)(3) of the IRS Code, the rights of such participant under any then outstanding Options will be exercisable by such participant at any time prior to the expiration of the Options or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options at the date of such termination. In the event of the death of a participant, the rights of such participant under any then outstanding Options will be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Options or within one year after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Options, if any, at the date of death. Another period of time for the exercise of Options may be specified by the Compensation Committee for the aforementioned terminations with the exception of termination for cause. The terms and conditions regarding any other awards under the Plan will be determined by the Committee. If a person or estate acquires the right to exercise an award under the Plan by bequest or inheritance, we may require reasonable evidence as to the ownership of such award, and may require such consents and releases of taxing authorities as we may deem advisable.

Incentive Stock Options. A participant is not taxed at the time an Incentive Stock Option is granted. The tax consequences upon exercise and later disposition depend upon whether the participant was our employee at all times from the date of grant until three months preceding exercise (one year in the case of death or disability) and on whether the participant holds the shares for more than one year after exercise and two years after the date of grant of the Option. If the participant satisfies both the employment rule and the holding rule, for regular tax purposes the participant will not realize income upon exercise of the Option and we will not be allowed an income tax deduction at any time. The difference between the Option price and the amount realized upon disposition of the shares by the participant will constitute a long-term capital gain or a long-term capital loss, as the case may be. Neither the employment rule nor the holding rule will apply to the exercise of an Option by the estate of a participant, provided that the participant satisfied the employment rule as of the date of such participant's death. If the participant meets the employment rule but fails to observe the holding rule, the participant generally recognizes as ordinary income, in the year of the disqualifying disposition, the excess of the fair market value of the shares at the date of exercise over the Option price. Any excess of the sales price over the fair market value at the date of exercise will be recognized by the participant as capital gain (long-term or short-term depending on the length of time the stock was held after the Option was exercised). If, however, the sales price is less than the fair market value at the date of exercise, then the ordinary income recognized by the participant is generally limited to the excess of the sales price over the Option price. In both situations, our tax deduction is limited to the amount of ordinary income recognized by the participant.

Nonqualified Stock Options. Under present regulations, a participant who is granted a Nonqualified Stock Option will not realize taxable income at the time the Option is granted. In general, a participant will be subject to tax for the year of exercise on an amount of ordinary income equal to the excess of the fair market value of the shares on the date of exercise over the Option price, and we will receive a corresponding deduction. Income tax withholding requirements apply upon exercise. The participant's basis in the shares so acquired will be equal to the Option price plus the amount of ordinary income upon which he is taxed. Upon subsequent disposition of the shares, the participant will realize capital gain or loss, long-term or short-term, depending upon the length of time the shares are held after the Option is exercised.

The foregoing is a summary of material terms and provisions of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Vote Required for Approval of Proposal 3:

This proposal will be approved if the votes cast for the matter exceed the votes cast against it.

Board Recommendation:

The Board recommends a vote FOR this Proposal 3.

INTEREST OF CERTAIN PERSONS IN OPPOSITION TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

STOCKHOLDER PROPOSALS

A proxy statement and notice of this Annual Meeting will be mailed to all stockholders approximately one month prior to our Annual Meeting. In order to be eligible for inclusion in our proxy statement for the 2009 Annual Meeting, a proposal of a stockholder must be received at our principal executive offices located in Wellington, Florida no less than 120 calendar days before the date of the first anniversary of the date of this proxy statement; provided, however, that in the event that the date of the meeting is changed by more than 30 days from the date of the 2008 Annual Meeting, notice by the stockholder must be received no later than the close of business on the 30th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made. All stockholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the 2009 Annual Meeting. The SEC rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to regularly scheduled annual meetings. The rules set forth standards as to what stockholder proposals are required to be included in a proxy statement. Also, the notice must meet the other requirements contained in our Bylaws. A copy of the relevant Bylaw provisions containing the requirements for making stockholder proposals may be obtained by contacting our Corporate Secretary at our executive offices.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

OTHER MATTERS

Management is not aware of any other matters to be presented for action at the Annual Meeting; however, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

ACCOMPANYING REPORTS

The Company Annual Report on Form 10-KSB for the year ended October 31, 2007. The exhibits are available without charge to stockholders upon request to Secretary, The Quantum Group, Inc., 3420 Fairlane Farms Road, Suite C, Wellington, Florida 33414.

Noel J. Guillama
Chairman and President

APPENDIX A

THE QUANTUM GROUP, INC.

2007 Equity Incentive Plan

1.

Purpose and Objectives

The Quantum Group, Inc. 2007 Equity Incentive Plan (the "Plan") is designed to align the interests of (i) designated employees of The Quantum Group, Inc. (the "Company") and its subsidiaries, (ii) non-employee members of the board of directors of the Company, and (iii) consultants and key advisors of the Company and its subsidiaries with the interests of the Company's stockholders and to provide incentives for such persons to exert maximum efforts for the success of the Company. By extending the opportunity to receive grants of stock options and stock awards, the Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders. The Plan may furthermore be expected to benefit the Company and its stockholders by making it possible for the Company to attract and retain the best available talent. The Plan shall be effective as of September 24, 2007, subject to approval by the shareholders of the Company.

2.

Definitions

Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a)

"Board" means the Company's Board of Directors.

(b)

"Cause" means, except to the extent otherwise specified by the Committee, a finding by the Committee of a Participant's incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, or unauthorized disclosure of customer lists, product lines, processes or trade secrets of the Employer, individually or as an employee, partner, associate, officer or director of any organization.

(c)

"Change of Control" shall be deemed to have occurred if:

(i)

Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors;

(ii)

The consummation of (i) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 50% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

(d)

"Code" means the Internal Revenue Code of 1986, as amended.

(e)

"Committee" means the Compensation Committee of the Board or another committee appointed by the Board to administer the Plan. Grants that are intended to be "qualified performance-based compensation" under section 162(m) of the Code shall be made by a committee that consists of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under section 162(m) of the Code and related Treasury regulations.

(f)

"Company" means The Quantum Group, Inc. and any successor corporation.

(g)

"Company Stock" means the common stock of the Company.

(h)

"Consultant" means a consultant or advisor who performs services for the Employer and who renders bona fide services to the Employer, if the services are not in connection with the offer and sale of securities in a capital-raising transaction and the Consultant does not directly or indirectly promote or maintain a market for the Employer's securities.

(i)

"Disability" means a Participant's becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer's long-term disability plan applicable to the Participant, or as otherwise determined by the Committee.

(j)

"Effective Date" of the Plan means September 24, 2007, subject to approval of the Plan by the shareholders of the Company.

(k)

"Employee" means an employee of the Employer (including an officer or director who is also an employee).

(l)

"Employer" means the Company and its subsidiaries.

(m)

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n)

"Exercise Price" means the per share price at which shares of Company Stock may be purchased under an Option, as designated by the Committee.

(o)

"Fair Market Value" of Company Stock means, unless the Committee determines otherwise with respect to a particular Non-Qualified Stock Option Grant the Volume Weighted Average Price (“VWAP”) of the Company’s Common Stock for the thirty days preceding the Grant.  "Fair Market Value" of Company Stock means, unless the Committee determines otherwise with respect to a particular Incentive Stock Option Grant (i) if the principal trading market for the Company Stock is the American Stock Exchange, the New York Stock Exchange or another national securities exchange, the "closing transaction" price at which shares of Company Stock are traded on such securities exchange on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, (ii) if the Company Stock is not principally traded on a national securities exchange, but is quoted on The Nasdaq Stock Market, Inc. National Market System ("NMS") or Small-Cap Market ("Small-Cap"), the NASD OTC Bulletin Board ("OTCBB") or the Pink Sheets, the last reported "closing transaction" price of Company Stock on the relevant date, as reported by the NMS, Small-Cap, OTCBB or Pink Sheets, or, if not so reported, as reported in a customary financial reporting service, as the Committee determines.  Notwithstanding the foregoing if the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transaction prices the Fair Market Value per share shall be determined by the Committee; for federal, state and local income tax purposes, the Fair Market Value may be determined by the Committee in accordance with uniform and non-discriminatory standards adopted by it from time to time.

(p)

"Grant" means an Option or, Stock Award granted under the Plan.

(q)

"Grant Agreement" means the written instrument that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r)

"Incentive Stock Option" means an Option that is intended to meet the requirements of an incentive stock option under section 422 of the Code.

(s)

"Non-Employee Director" means a member of the Board who is not an employee of the Employer.

(t)

"Nonqualified Stock Option" means an Option that is not intended to be taxed as an incentive stock option under section 422 of the Code.

(u)

"Option" means an option to purchase shares of Company Stock, as described in Section 7.

(v)

"Participant" means an Employee, Consultant or Non-Employee Director designated by the Committee to participate in the Plan.

(w)

"Plan" means this 2007 Equity Incentive Plan, as in effect from time to time.

(x)

"Stock Award" means an award of Company Stock as described in Section 9.

3.

Administration

(a)

Committee.  The Plan shall be administered and interpreted by the Committee. Ministerial functions may be performed by an administrative committee comprised of Company employees appointed by the Committee.

(b)

Committee Authority.  The Committee shall have the sole authority to determine, approve and/or confirm (i)  the Participants to whom Grants shall be made under the Plan, (ii)  the type, size and terms and conditions of the Grants to be made to each such Participant, (iii) the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amendment of the terms and conditions of any previously issued Grant, subject to the provisions of Section 15 below, and (v)  any other matters arising under the Plan.

(c)

Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated Participants.

4.

Grants

(a)

Grants under the Plan may consist of Options as described in Section 7 and Stock Awards as described in Section 8. All Grants shall be subject to such terms and conditions as the Committee deems appropriate and as are specified in writing by the Committee to the Participant in the Grant Agreement.

(b)

All Grants shall be made conditional upon the Participant's acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of the Plan need not be uniform as among the Participants.

5.

Shares Subject to the Plan

(a)

Shares Authorized.  The aggregate number of shares of Company Stock that may be issued under the Plan is 5,000,000 shares; subject to adjustment as described in subsection (c) below.  In addition, on the first (1st) day of each fiscal year while the Plan is in effect, such aggregate number of shares under the Plan shall be automatically increased by adding thirty-three and one third percent (33 1/3%) of the increase in shares of Common Stock outstanding during prior fiscal year; however, that the first such automatic increase shall be effective within 93 days following the date of approval of this Plan by the Company’s shareholders.

(b)

Source of Shares; Share Counting.  Shares issued under the Plan may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, and if and to the extent that any Stock Awards are forfeited or terminated, or otherwise are not paid in full, the shares reserved for such Grants shall again be available for purposes of the Plan.

(c)

Adjustments.  If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under the Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the number of shares covered by outstanding Grants, the kind of shares issued and to be issued under the Plan, and the price per share or the applicable market value of such Grants may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.  To the extent that any Grant is subject to section 409A of the Code, or becomes subject to section 409A of the Code as a result of any adjustment made hereunder, such adjustment shall be made in compliance with section 409A of the Code.

6.

Eligibility for Participation

(a)

Eligible Persons.  All Employees, Consultants and Non-Employee Directors shall be eligible to participate in the Plan.

(b)

Selection of Participants.  The Committee shall select, approve and/or confirm the Employees, Consultants and Non-Employee Directors to receive Grants and shall determine or ratify the number of shares of Company Stock subject to each Grant.

7.

Options

(a)

General Requirements.  The Committee may grant, approve and/or confirm Options to an Employee, Consultant or Non-Employee Director upon such terms and conditions as the Committee deems appropriate under this Section 7. The Committee shall determine or ratify the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Consultants and Non-Employee Directors.

(b)

Type of Option, Price and Term

(i)

The Committee may grant, approve and/or confirm Incentive Stock Options or Nonqualified Stock Options or any combination of the two, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Consultants or Non-Employee Directors.

(ii)

The Exercise Price of Company Stock subject to an Option shall be determined, approved and/or confirmed by the Committee; provided, however, that the Exercise Price for an Option (including Incentive Stock Options or Nonqualified Stock Options) will be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Option is granted and further provided that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, unless the Exercise Price per share is not less than 110% of the Fair Market Value of the Company Stock on the date of grant.

(iii)

The Committee shall determine, approve and/or confirm the term of each Option, which shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, as defined in section 424 of the Code, may not have a term that exceeds five years from the date of grant.

(c)

Exercisability of Options.

(i)

Options shall become exercisable in accordance with such terms and conditions as may be determined by the Committee and specified in the Grant Agreement. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)

The Committee may provide in a Grant Agreement that the Participant may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (A) the Exercise Price or (B) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Committee deems appropriate.  Notwithstanding the foregoing, to the extent that an Option would otherwise be exempt from section 409A of the Code, the Committee may only include such a provision in a Grant Agreement for such an Option if the inclusion of such a provision will not cause that Option to become subject to section 409A of the Code.

(iii)

Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Participant's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(d)

Termination of Employment or Service.  Except for a Non-Qualified Option the Grant Agreement for which contains a specific provision that conflicts with any of the following (in which case the provisions in the Grant Agreement shall govern), upon termination of employment or the services of a Participant, an Option may only be exercised as follows:

(i)

In the event that a Participant ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one month after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)

In the event the Participant ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Participant shall terminate as of the date the Participant ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 7, if the Committee determines that the Participant has engaged in conduct that constitutes Cause at any time while the Participant is employed by, or providing service to, the Employer or after the Participant's termination of employment or service, any Option held by the Participant shall immediately terminate and the Participant shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Participant for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in forfeiture.

(iii)

In the event the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant's Disability, any Option which is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options which are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(iv)

If the Participant dies while employed by, or providing service to, the Employer or while an Option remains outstanding under Section 7(d)(i) or 7(d)(iii) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Participant shall terminate unless exercised within one year after the date on which the Participant ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Participant's Options that are not otherwise exercisable as of the date on which the Participant ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(e)

Exercise of Options.  Prior to the expiration of an Option, a Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Participant shall pay the Exercise Price for the Option (i) in cash, (ii) if permitted by the Committee, by delivering shares of Company Stock owned by the Participant and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation to ownership of shares of Company Stock having an aggregate Fair Market Value on the date of exercise equal to the Exercise Price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. Payment for the shares pursuant to the Option, and any required withholding taxes, must be received by the time specified by the Committee depending on the type of payment being made, but in all cases prior to the issuance of the Company Stock.

(f)

Limits on Incentive Stock Options.  Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, as defined in section 424 of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary, as defined in section 424 of the Code.

8.

Stock Awards

(a)

General Requirements.  The Committee may issue shares of Company Stock to an Employee, Consultant or Non-Employee Director under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 8. Shares of Company Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals. The Committee shall determine, approve and/or confirm the number of shares of Company Stock to be issued pursuant to a Stock Award.

(b)

Requirement of Employment or Service.  The Committee shall determine, approve and/or confirm in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant's employment or service, and the circumstances under which Stock Awards may be forfeited.

(c)

Restrictions on Transfer.  While Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except upon death as described in Section 12(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Participant shall be entitled to have the legend removed when all restrictions on such shares have lapsed. The Company may retain possession of any certificates for Stock Awards until all restrictions on such shares have lapsed.

(d)

Right to Vote and to Receive Dividends.  The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares during the restriction period.

9.

Qualified Performance-Based Compensation

(a)

Designation as Qualified Performance-Based Compensation.  The Committee may determine that Stock Awards granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code, in which case the provisions of this Section 9 shall apply to such Grants. The Committee may also grant Options under which the exercisability of the Options is subject to achievement of performance goals as described in this Section 9 or otherwise.

(b)

Performance Goals.  When Grants are made under this Section 9, the Committee shall establish, approve and/or confirm (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of section 162(m) of the Code for "qualified performance-based compensation." The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Grants identified by the Committee as "qualified performance-based compensation."

(c)

Criteria Used for Objective Performance Goals.  The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, price-earnings multiples, gross profit, net earnings, operating earnings, revenue, revenue growth, number of days sales outstanding in accounts receivable, number of days of cost of sales in inventory, productivity, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, shareholder return, return on equity, return on capital employed, growth in assets, unit volume, sales, cash flow, market share, relative performance to a comparison group designated by the Committee, debt reduction, market capitalization or strategic business criteria consisting of one or more objectives based on meeting specified R&D programs, new product releases, revenue goals, market penetration goals, customer growth, geographic business expansion goals, cost targets, quality improvements, cycle time reductions, manufacturing improvements and/or efficiencies, human resource programs, customer programs, goals relating to acquisitions or divestitures or goals relating to regulatory approvals. The performance goals may relate to one or more business units or the performance of the Company as a whole, or any combination of the foregoing. Performance goals need not be uniform as among Participants. Performance goals may be set on a pre tax or after tax basis, may be defined by absolute or relative measures, and may be valued on a growth or fixed basis.

(d)

Timing of Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code.

(e)

Certification of Results.  The Committee shall certify the performance results for the performance period specified in the Grant Agreement after the performance period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the satisfaction of all other terms of the Grant Agreement.

(f)

Death, Disability or Other Circumstances.  The Committee may provide in the Grant Agreement that Grants under this Section 9 shall be payable, in whole or in part, in the event of the Participant's death or Disability, a Change of Control or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

10.

Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to the Participant in connection with any Grant. The Committee shall establish rules and procedures for any such deferrals, consistent with applicable requirements of section 409A of the Code.

11.

Withholding of Taxes

(a)

Required Withholding.  All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

(b)

Election to Withhold Shares.  If the Committee so permits, a Participant may elect to satisfy the Company's tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee.

12.

Transferability of Grants

(a)

Restrictions on Transfer.  Except as described in subsection (b) below, only the Participant may exercise rights under a Grant during the Participant's lifetime, and a Participant may not transfer those rights except by will or by the laws of descent and distribution. When a Participant dies, the personal representative or other person entitled to succeed to the rights of the Participant may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant's will or under the applicable laws of descent and distribution.

(b)

Transfer of Nonqualified Stock Options to or for Family Members.  Notwithstanding the foregoing, the Committee may provide, in a Grant Agreement, that a Participant may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Participant receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

13.

Consequences of a Change of Control

In the event of a Change of Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Grants, without the consent of any Participant: (i) the Committee may determine that outstanding Options shall be fully exercisable, and restrictions on outstanding Stock Awards shall lapse, as of the date of the Change of Control or at such other time or subject to specific conditions as the Committee determines, (ii) the Committee may require that Participants surrender their outstanding Options in exchange for one or more payments by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Participant's unexercised Options  exceeds the Exercise Price, if any, and on such terms as the Committee determines, (iii) after giving Participants an opportunity to exercise their outstanding Options, the Committee may terminate any or all unexercised Options at such time as the Committee deems appropriate, (iv)  the Committee may determine that Grants that remain outstanding after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation). Such acceleration, surrender, termination, settlement or assumption shall take place as of the date of the Change of Control or such other date as the Committee may specify.  Notwithstanding the foregoing, to the extent required to comply with section 409A of the Code, a Grant Agreement will include a definition of "Change of Control" that complies with and falls within the definition of "change in control event" set forth in section 409A of the Code and any Internal Revenue Service regulations or other guidance issued thereunder.

14.

Requirements for Issuance of Shares

No Company Stock shall be issued in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon. No Participant shall have any right as a shareholder with respect to Company Stock covered by a Grant until shares have been issued to the Participant.

15.

Amendment and Termination of the Plan

(a)

Amendment.  The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without approval of the shareholders of the Company if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements. No amendment or termination of this Plan shall, without the consent of the Participant, materially impair any rights or obligations under any Grant previously made to the Participant under the Plan, unless such right has been reserved in the Plan or the Grant Agreement, or except as provided in Section 16(b) below. Notwithstanding anything in the Plan to the contrary, the Board may amend the Plan in such manner as it deems appropriate in the event of a change in applicable law or regulations.

(b)

Shareholder Approval for "Qualified Performance-Based Compensation."  If Grants are made under Section 9 above, the Plan must be reapproved by the Company's shareholders no later than the first shareholders meeting that occurs in the fifth year following the year in which the shareholders previously approved the provisions of Section 9, if additional Grants are to be made under Section 9 and if required by section 162(m) of the Code or the regulations thereunder.

(c)

Termination of Plan.  The Plan shall terminate on the day immediately preceding the tenth anniversary of its Effective Date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the shareholders. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

16.

Miscellaneous

(a)

Grants in Connection with Corporate Transactions and Otherwise.  Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other stock-based awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation. The terms and conditions of the Grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives, as determined by the Committee.

(b)

Compliance with Law.  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of "qualified performance-based compensation" comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

(c)

Enforceability.  The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d)

Funding of the Plan; Limitation on Rights.  This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e)

Rights of Participants.  Nothing in this Plan shall entitle any Employee, Non-Employee Director or other person to any claim or right to receive a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Employer.

(f)

No Fractional Shares.  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(g)

Employees Subject to Taxation Outside the United States.  With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(h)

Governing Law.  The validity, construction, interpretation and effect of the Plan and Grant Agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Nevada, without giving effect to the conflict of laws provisions thereof.

THE QUANTUM GROUP, INC.

ANNUAL MEETING OF STOCKHOLDERS

AUGUST 1, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

THE QUANTUM GROUP, INC.

The undersigned hereby appoints Noel Guillama and Donald B. Cohen proxies with power of substitution and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on June 19, 2008 at the Annual Meeting of Stockholders to be held on August 1, 2008, at Rosen Shingle Creek Resort, 9939 Universal Boulevard, Orlando, FL 32819, (407) 996-9939 at 9:00 a.m. Eastern Daylight Savings Time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

1.

To Elect Board Nominees:

Noel J. Guillama, Donald B. Cohen, Susan Darby Guillama, Jose de la Torre, Alberto Del Valle, Lawrence B. Fisher and Gregg M. Steinberg.

☐  FOR all nominees

☐  WITHHOLD AUTHORITY

☐  FOR all nominees,

except as noted below:

Nominee exception(s)

2.

To ratify the appointment of Daszkal Bolton LLP as independent auditors of the Company for the fiscal year ending October 31, 2008.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.

To approve the 2007 Stock Incentive Plan.

☐  FOR

☐  AGAINST

☐  ABSTAIN

4.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

This Proxy, When Properly Executed, Will Be Voted In The Manner Directed By The Undersigned Stockholder. If No Direction Is Made, This Proxy Will Be Voted “For” Proposals 1, 2 And 3. The Undersigned Hereby Acknowledges Receipt Of The Notice Of Annual Meeting And Proxy Statement Furnished In Connection Therewith.

DATED:

(Signature)

(Signature if jointly held)

(Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE. THANK YOU.